COLUMBIA TAX-EXEMPT FUND
                        COLUMBIA TAX-EXEMPT INSURED FUND


                  Supplement to Prospectus dated April 1, 2004


The section entitled Portfolio Managers under the heading MANAGING THE FUNDS is revised in its entirety as follows:


Kimberly Campbell, a senior vice president of Columbia Management, is the manager for the Columbia Tax-Exempt Fund and has managed the Columbia Tax-Exempt Fund since May, 2004 and served as a portfolio manager from January, 2002 to March, 2004. Ms. Campbell was on a leave of absence for the period March, 2004 to April, 2004. Ms. Campbell has been associated with Columbia Management or its predecessors since June, 1995.

Gary Swayze, a senior vice president of Columbia Management, is the manager for the Columbia Tax-Exempt Insured Fund and has managed the Columbia Tax-Exempt Insured Fund since September, 1997. Mr. Swayze has been associated with Columbia Management or its predecessors since 1997.

G-36/846R-0504                                                      May 4, 2004